New Perspective Fund®

Summary prospectus December 1, 2011	Class Ticker
A ANWPX B NPFBX C NPFCX F-1 NPFFX F-2 ANWFX 529-A CNPAX 529-B CNPBX 529-C CNPCX 529-E CNPEX 529-F-1 CNPFX R-1 RNPAX R-2 RNPBX R-3 RNPCX R-4 RNPEX R-5 RNPFX R-6 RNPGX

Before you invest, you may want to review the fund’s prospectus and statement of additional information, which contain more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information and other information about the fund online at americanfunds.com/prospectus. You can also get this information at no cost by calling 800/421-0180 or by sending an email request to prospectus@americanfunds.com. The current prospectus and statement of additional information, dated December 1, 2011, are incorporated by reference into this summary prospectus.

 Investment objectives
The fund’s primary investment objective is to provide you with long-term growth of capital. Future income is a secondary objective.

 Fees and expenses of the fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds. More information about these and other discounts is available from your financial professional and in the “Sales charge reductions and waivers” section on page 26 of the prospectus and on page 59 of the fund’s statement of additional information.

Shareholder fees (fees paid directly from your investment)
Share classes
	A and 529-A	B and 529-B	C and 529-C	529-E	F-1, F-2 and 529-F-1	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	none	none	none	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00*	5.00%	1.00%	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none	none
Maximum annual account fee (529 share classes only)	$10	$10	$10	$10	$10	N/A

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
	Share classes
	A	B	C	F-1	F-2	529-A	529-B	529-C
Management fees	0.39%	0.39%	0.39%	0.39%	0.39%	0.39%	0.39%	0.39%
Distribution and/or service (12b-1) fees	0.23	1.00	1.00	0.25	none	0.21	1.00	0.99
Other expenses	0.15	0.15	0.19	0.17	0.16	0.25	0.26	0.26
Total annual fund operating expenses	0.77	1.54	1.58	0.81	0.55	0.85	1.65	1.64

	529-E	529-F-1	R-1	R-2	R-3	R-4	R-5	R-6
Management fees	0.39%	0.39%	0.39%	0.39%	0.39%	0.39%	0.39%	0.39%
Distribution and/or service (12b-1) fees	0.50	0.00	1.00	0.75	0.50	0.25	none	none
Other expenses	0.24	0.25	0.18	0.43	0.22	0.17	0.12	0.07
Total annual fund operating expenses	1.13	0.64	1.57	1.57	1.11	0.81	0.51	0.46

*	A contingent deferred sales charge of 1.00% applies on certain redemptions made within one year following purchases of $1 million or more made without an initial sales charge.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share classes	1 year	3 years	5 years	10 years
A	$649	$807	$ 978	$1,474
B	657	886	1,039	1,627
C	261	499	860	1,878
F-1	83	259	450	1,002
F-2	56	176	307	689
529-A	677	870	1,078	1,668
529-B	688	959	1,154	1,842
529-C	287	556	949	2,043
529-E	135	398	680	1,477
529-F-1	85	244	416	904
R-1	160	496	855	1,867
R-2	160	496	855	1,867
R-3	113	353	612	1,352
R-4	83	259	450	1,002
R-5	52	164	285	640
R-6	47	148	258	579
For the share classes listed below, you would pay the following if you did not redeem your shares:

Share classes	1 year	3 years	5 years	10 years
B	$157	$486	$839	$1,627
C	161	499	860	1,878
529-B	188	559	954	1,842
529-C	187	556	949	2,043

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 24% of the average value of its portfolio.

 Principal investment strategies
The fund seeks to take advantage of investment opportunities generated by changes in international trade patterns and economic and political relationships by investing in common stocks of companies located around the world.

In pursuing its primary investment objective, the fund invests primarily in common stocks that the investment adviser believes have the potential for growth. In pursuing its secondary objective, the fund invests in common stocks of companies with the potential to pay dividends in the future.

The investment adviser uses a system of multiple portfolio counselors in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual counselors who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

 Principal risks
This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in growth-oriented stocks — Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations outside the United States, may lose value because of political, social, economic or market developments in the countries or regions in which the issuer operates. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the United States. The risks of investing outside the United States may be heightened in connection with investments in emerging market countries.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

 Investment results
The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The fund has selected the MSCI All Country World Index to replace the MSCI World Index as its broad based securities market index. The fund’s investment adviser believes that the MSCI All Country World Index better reflects the market sectors and securities in which the fund primarily invests than the MSCI World Index. Lipper Global Funds Index includes the fund and other funds that disclose investment objectives and/or strategies reasonably comparable to the fund’s objective and/or strategies. The MSCI USA Index is a measure of the U.S. portion of the world market. It is included to compare the fund’s results to U.S. market results. Past investment results (before and after taxes) are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com.

Average annual total returns For the periods ended December 31, 2010 (with maximum sales charge):
Share class	Inception date	1 year	5 years	10 years	Lifetime
A − Before taxes	3/13/1973	6.29%	4.78%	5.39%	12.49%
− After taxes on distributions		6.27	4.06	4.83	N/A
− After taxes on distributions and sale of fund shares		4.44	4.15	4.68	N/A

Share class (before taxes)	Inception date	1 year	5 years	10 years	Lifetime
B	3/15/2000	6.88%	4.89%	5.37%	4.01%
C	3/15/2001	10.85	5.18	N/A	5.94
F-1	3/15/2001	12.72	6.02	N/A	6.79
F-2	8/1/2008	13.01	N/A	N/A	4.37
529-A	2/15/2002	6.20	4.71	N/A	7.43
529-B	2/15/2002	6.78	4.78	N/A	7.33
529-C	2/15/2002	10.80	5.12	N/A	7.26
529-E	3/1/2002	12.34	5.65	N/A	7.60
529-F-1	9/17/2002	12.91	6.18	N/A	11.21
R-1	6/17/2002	11.88	5.19	N/A	7.87
R-2	5/21/2002	11.84	5.15	N/A	7.07
R-3	6/4/2002	12.35	5.67	N/A	7.97
R-4	5/28/2002	12.73	6.00	N/A	7.99
R-5	5/15/2002	13.03	6.31	N/A	8.24
R-6	5/1/2009	13.11	N/A	N/A	28.84

Indexes	1 year	5 years	10 years	Lifetime (from Class A inception)
MSCI® All Country World Index (reflects no deductions for sales charges, account fees, expenses or taxes)	13.21%	3.98%	3.69%	N/A
MSCI World Index (reflects no deductions for sales charges, account fees, expenses or taxes)	12.34	2.99	2.82	9.29%
MSCI USA Index (reflects no deductions for sales charges, account fees, expenses or taxes)	15.45	2.44	1.49	9.74
Lipper Global Funds Index (reflects no deductions for sales charges, account fees or taxes)	13.39	3.47	3.22	N/A

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.

 Management
Investment adviser Capital Research and Management Company

Portfolio counselors The individuals primarily responsible for the portfolio management of the fund are:

Portfolio counselor/ Fund title (if applicable)	Portfolio counselor experience in this fund	Primary title with investment adviser
Robert W. Lovelace President and Director	11 years	Senior Vice President – Capital World Investors
Gregg E. Ireland Senior Vice President and Director	19 years	Senior Vice President – Capital World Investors
Joanna F. Jonsson Senior Vice President	6 years	Senior Vice President – Capital World Investors
Brady L. Enright Vice President	6 years	Senior Vice President – Capital World Investors
Jonathan Knowles Vice President	7 years	Senior Vice President – Capital World Investors
Isabelle de Wismes	4 years	Senior Vice President – Capital World Investors
Dina N. Perry	19 years	Senior Vice President – Capital World Investors
Steven T. Watson	6 years	Senior Vice President – Capital World Investors

 Purchase and sale of fund shares
The minimum amount to establish an account for all share classes is $250 and the minimum to add to an account is $50.

For a payroll deduction retirement plan account, payroll deduction savings plan account or employer-sponsored 529 account, the minimum is $25 to establish, or add to, an account.

If you are a retail investor, you may sell (redeem) shares through your dealer or financial adviser or by writing to American Funds Service Company at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at 800/421-0180; faxing American Funds Service Company at 888/421-4351; or accessing our website at americanfunds.com.

Eligible retirement plans generally may open an account and purchase Class A or R shares by contacting any investment dealer authorized to sell these classes of the fund’s shares. Investment dealers may impose transaction charges in addition to those described in this prospectus. Please contact your plan administrator or recordkeeper in order to sell (redeem) shares from your retirement plan.

 Tax information
Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-exempt or tax-deferred.

 Payments to broker-dealers and other financial intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

MFGEIP-907-1211P Litho in USA CGD/RRD/8016	Investment Company File No. 811-02333
The Capital Group Companies

American Funds	Capital Research and Management	Capital International	Capital Guardian	Capital Bank and Trust

THE FUND PROVIDES A SPANISH TRANSLATION OF THE ABOVE SUMMARY PROSPECTUS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE SUMMARY PROSPECTUS ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/	VINCENT P. CORTI
VINCENT P. CORTI
SECRETARY